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                                                                   EXHIBIT 10.26

NOTE AND SECURITY AGREEMENT

Hickory, North Carolina

Date April 29, 2002                                                  $500,000.00

FOR VALUE RECEIVED, Prime/Home Impressions, LLC, limited liability company organized and existing under the laws of the State of North Carolina and whose chief executive office is located at 420 3rd Avenue NW, Hickory, North Carolina 28601 (hereinafter the "Borrower"), hereby promises to pay to the order of Wachovia Bank, N.A. (hereinafter the "Lender") at its office where borrowed, or at such other place as Lender hereafter may direct from time to time in writing, in immediately available fiends of lawful money of the United States, the sum of Five Hundred Thousand and 00/100 Dollars together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note and Security Agreement (hereinafter referred to as the "Note"). The optional provisions applicable to this Note are checked below.

REPAYMENT:

[ ] One payment in full of principal and unpaid interest due ____________

[ ] One demand _______________________________

[X] 36 payments of $13,888.89 beginning August 29, 2002 and thereafter Monthly until July 29, 2005,

    When the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.

[ ] On demand the principal amount set forth above or the unpaid principal amount of all advances which the Lender actually makes hereunder to the Borrower, whichever amount is less. The Borrower may borrow, repay and reborrow sums up to the principal amount set forth above. This Note shall be used to evidence the outstanding principal balance advanced hereunder until it is surrendered to the Borrower by the Lender, and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder. If advances of the principal amount hereof are to be made by Lender to the Borrower after the date of this Note, Lender, at its sole discretion, is hereby authorized to make such advances under this Note upon telephonic or written communication of a borrowing request from any Person representing himself or herself to be the Borrower or, in the event the Borrower is an organization, a duly authorized officer or representative of Borrower.

INTEREST:
Payable: [X] in arrears; [ ]  in advance
         [X] in addition to the payments described above;
         [ ] included in the payments described above.

Payable at the rate per annum of [ ] Prime Rate plus ________%; [ ] ________% of Prime Rate; [ ] ___________ % Fixed;

    [ ] Those rates which may be offered from time to time by the Lender and agreed to by the Borrower and so noted by the Lender on an attachment hereto. In the event of a good faith dispute among the parties to this Note as to rate under this rate option, the rate shall be the Prime Rate, adjusted for any changes in the Prime Rate as of the day such Rime Rate changes;

    |X| The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;

    [ ] Those rates which have been offered by the Lender to the Borrower in the Lo an Agreement or Commitment Letter checked below, the provisions of which shall determine such rates, the procedure for the selection of such rates and the time periods for which such rates shall apply.

In no case shall interest exceed the maximum rate permitted by applicable law.

If the interest is based upon the Prime Rate, such interest rate will be adjusted on: [ ] The day the Prime Rate changes [ ] Other _______________

Due: [X]  On principal payment dates   Other [ ] ______________________________

Interest will be calculated on the basis of [X] A year of 360 days and paid for the actual number of days elapsed [ ] Other _______________________

After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum-equal to the greater of 150 % of the Prime Rate, or 2 % above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

To the extent not prohibited by law, a late charge of four percent (4%) or the applicable statutory maximum, whichever is greater, shall be assessed on any payment remaining past due for fifteen (15) days or more unless interest on this
Note is payable in advance, in which case such period shall instead be thirty
(30) days or more; provided, however, that if any applicable statute allows, a shorter minimum time period for the imposition of a late charge, such shorter time period shall prevail.

As used herein, "Prime Rate" refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

All payments on this Note shall be applied, in accordance with the then current billing statement applicable to this Note, first to accrued interest, then to fees, then to principal due and then to late charges. Any remaining funds shall be applied to the further reduction of principal. Notwithstanding the foregoing, upon the occurrence of a default hereunder, payments shall be applied as determined by Lender in its sole discretion.

[ ] The terms and conditions in a Loan Agreement dated ___________________ between the parties hereto, as the same may be amended from time to time, shall be considered a part hereof to the same extent as if written herein.

[ ] The terms and conditions in a Commitment Letter dated ___________________ from the Lender to the Borrower, as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

In addition to any other collateral specified herein and in other agreements, to secure the indebtedness evidenced by this Note, together with any extensions, modifications, or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred or arising, including, without limitation, all sums arising under any ISDA Master Agreement now or hereafter executed between Borrower and Lender and any related schedules and confirmations thereto (hereinafter sometimes referred to as the "Obligations"), except for other indebtedness, obligations and liabilities owing to Lender that constitute (a) consumer credit as defined in Federal Reserve Board Regulation Z and either subject to the disclosure requirements of Federal Reserve Board Regulation Z or state consumer protection laws or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured (herein collectively referred to as "Restricted Debt"), the Borrower does hereby grant to the Lender a security interest in, and does hereby assign, pledge, transfer and convey to Leader the following described property:

Collateral more particularly described in Security Agreement-Commercial dated April 29, 2002 between Borrower and Lender.

whether now owned or hereafter acquired, together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance written in connection with this Note and any products and/or proceeds of any of the foregoing. In no event, however, shall the Lender have a security interest in any goods acquired by the Borrower for personal, family or household purposes more than 10 days after the date of this Note, unless such goods are added to or attached to the collateral (as hereinafter defined). In addition, to the extent not prohibited by law, the Borrower hereby grants to the Lender a security interest in, and does hereby assign, pledge, transfer and convey to Lender, (i) all other property of the Borrower now or hereafter in the possession or control of the Lender (exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent), including, without limitation, all cash, stock or other dividends and all proceeds



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thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of the Collateral and (ii) any of Borrower's deposit accounts (as such term is defined in the Uniform Commercial Code of the State of North Carolina, as the same may be amended from time to time (the "Code")), whether such accounts be general or special, or individual or multiple party, held by Lender and upon all drafts, notes, or other items deposited for collection or presented for payment by the Borrower with the Lender, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations (except for Restricted Debt), whether or not due. All property described in this paragraph, in which the Borrower has granted to the Lender a security interest or security title hereunder, is herein collectively referred to as the "Collateral." If, with respect to any Collateral in the form of investment securities, a stock dividend is declared or any stock split-up made or right to subscribe issued, all the certificates for the shares representing such stock dividend or spilt-up or right to subscribe will be immediately delivered, duly endorsed, to the Lender as additional Collateral. The Lender shall be deemed to have possession, control and custody of any Collateral actually in transit to it or to any of its officers or agents.

If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to the Lender or should the Lender deem itself insecure, the Borrower will immediately furnish such further property to be held by the Lender as if originally pledged as Collateral hereunder or make such payment on account as will be satisfactory to the Leader.

The Lender shall have, but shall not be limited to, the following rights, each of which may be exercised at any time or from time to time:( i) to transfer this Note and the Collateral, and any transferee shall have all the rights of the Lender hereunder and the Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred; (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to vote any investment securities forming a part of the Collateral; (iv) to notify the obligors on any Obligation to make payment to the Lender of any amounts due thereon; (v) to execute at any time in the name of any party hereto and to file one or more financing statements describing the Collateral, which financing statements may contain a generic collateral description that is broader than the Collateral and which may describe any agricultural liens or other statutory liens held by Lender; (vi) to receive or take control of any income or other proceeds of any of the Collateral; and (vii) to request and receive current financial information from any party liable for all or any part of the Obligations.

Borrower will at Lender's request maintain insurance on the Collateral in amounts at least equal to the fair market value of the Collateral and against casualty, public liability and property damage risks and such other risks as Lender may request; provided, however, if the Collateral described above is a vehicle(s), Borrower agrees to obtain and maintain liability insurance as required by law and collision and comprehensive insurance with a deductible not exceeding $500.00. All insurance shall be with companies with a Best Insurance Report Rating of B+ or better, and Borrower will pay all premiums for insurance when due. Unless and until requested by Lender, Borrower shall not be required to name Lender as additional insured in such policy or to provide Lender a copy of the policy for or certificate evidencing such insurance, but when and if requested by Lender, the Borrower shall immediately (but no later than five (5) calendar days) (i) cause all policies of such insurance to specify that Lender is an additional insured as its interests may appear and to provide that such insurance shall not be cancellable by Borrower or the insurer without at least 30 days advance written notice to Lender and that proceeds are payable to Lender regardless of any act or omission of Borrower which would otherwise result in a denial of a claim; and (ii) deliver all policies or certificates thereof (with copies of such policies) to Lender. In the event any or all of such insurance is cancelled, any returned premium thereon may be collected by Lender and applied by Lender to any part of the Obligations, either matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. The undersigned will also pay all taxes and other impositions on the Collateral as well as the cost of repairs or maintenance to the Collateral. If the undersigned fails to maintain such insurance or fails to pay any and all amounts for taxes, repairs, maintenance and other costs, Lender may, at its option, but shall not be required to, purchase such insurance or pay any premium owing with respect to such insurance or pay such amounts for taxes, repairs, maintenance and other costs, and any such sum paid by Lender shall be payable by the Borrower on demand by Lender or at its option may be added to the Obligations and secured hereby. The loss, injury or destruction of the Collateral, with or without the fault of Borrower, shall not release the Borrower from any liability hereunder or in any way affect Borrower's liability hereunder.

The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default" hereunder: (i) any failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, now existing or hereafter executed in connection with any of the Obligations, including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to Lender or any other creditor or to allow or permit any other liabilities, indebtedness or obligations to Leader or any other creditor to be accelerated;
(iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledgor of any security interest in the Collateral (the "Pledgor") to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations or any guaranty securing the Obligations; (v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor or Pledgor in connection with the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished, (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against any Obligor or Pledgor or his property, or threatened; (vii) the dissolution, change in control, change of status to an organization, change of type of organization, termination of existence, insolvency, business failure, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against, the Borrower or any other Obligor or Pledgor; (viii) if Borrower, any Pledgor or any Obligor shall change its name, change its principal residence, change its chief executive office, change its status to an organization, change its state of organization, change its type of organization, or change its organizational identification number, as applicable, without giving Secured Party at least thirty (30) days' written notice, (ix) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (x) the Lender determining that some event has occurred, failed to occur or is threatened, or some objective condition exists or is threatened, which significantly impairs the prospects that any of the Obligations will be paid when due or which significantly affects the financial or business condition of any Obligor in an adverse manner, or the Collateral or any other property securing the Obligations or any substantial portion thereof is in danger of misuse, misappropriation or confiscation.

Upon the occurrence of an Event of Default (and the expiration of any applicable notice and/or grace periods), to the extent permitted by law, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable, all without notice or demand, and shall have in addition to and independent of the right to declare the Obligations to be due and payable and any other rights of the Lender under this Note or any other agreement with any Obligor or any Pledgor, the remedies of a secured party under the Code, including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of any Obligor or Pledgor any transfer, conveyance or instrument necessary or appropriate in order for the Lender to sell or dispose of any of the Collateral, and the Lender may, so far as the Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. The Lender may require the Borrower to assemble the Collateral and make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed; postage prepaid, or otherwise given, to the Borrower or Pledgor at the last address shown on the Lender's records at least ten (10) days before such disposition. Lender may (i) comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, (ii) sell the Collateral without giving any warranties as to the Collateral, and (iii) specifically disclaim any warranties of title or the like and in so doing any of the foregoing will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the requirement for the payment of periodic interest or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.


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The rights of the Lender specified herein shall be in addition to, and not in limitation of the Lender's rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by the Borrower, any other Obligor or any Pledgor to the Lender. All prior agreements to the extent inconsistent with the terms of this Note shall be construed in accordance with the provisions hereof. Any rights or remedies of the Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of the Lender. This agreement shall bind and inure to the benefit of the heirs, legatees, executors, administrators and assigns of Lender and shall bind all persons who become bound as a debtor to this security agreement.

The security agreement set forth herein and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Borrower or any other person. No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind the heirs, legal representatives, successors and assigns of the Borrower. The Borrower and each endorser, surety or guarantor of this Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by this Note and hereby severally ( i) waive presentiment for payment, demand, protest, notice of nonpayment or dishonor and of protest and any and all other notices and demands whatsoever; to the fullest extent permitted by applicable law; (ii) consent that at any time, or from time to time, payment of any sum payable under this Note may be extended without notice whether for a definite or indefinite time; and
(iii) agree to remain liable until all of the Obligations are paid in full notwithstanding any impairment, substitution, release or transfer of Collateral or any one or more Borrower or Obligor by the Lender, with or without consideration, or of any extension, modification or renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. The Borrower shall pay to the holder on demand all expenses, including reasonable attorneys' fees and expenses of legal counsel, incurred by the holder in any way arising from or relating to the enforcement or attempted enforcement of the Note and any related guaranty, collateral document or other document and the collection or attempted collection, whether by litigation or otherwise, of the Note. Time is of the essence.

If Lowe's Companies, Inc., its successor or assigns, stops purchasing the ceiling medallion product line from Prime/Home Impressions, LLC or if in subsequent years Lowe's Companies, Inc. reduces by 50% or more the amount of ceiling medallions purchased during the first year, then Prime/Home Impressions, LLC will immediately notify Bank and Bank, at Bank's option, may accelerate the sums due under the note and demand immediate payment.

Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be and remain the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the State of North Carolina, except to the extent that the Code provides for the application of other law with respect to the Collateral.

IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.


                                      Borrower:

Attest:                               Prime/Home Impressions, LLC

                                      By:     /s/ Robert W. Lackey        (SEAL)
-----------------------------            ---------------------------------------
                                              Robert W. Lackey, Sr.
Title:                                Title:  Group A. Manager
      -----------------------


                                      By:     /s/ Neall W. Humphrey       (SEAL)
-----------------------------            ---------------------------------------
                                              Neall W. Humphrey
Title:                                Title:  Group B Manager
      -----------------------







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                                   SCHEDULE 1


This Schedule is referenced on the Note and Security Agreement dated April 29, 2002 in the stated amount of $500,000.00 between Prime/Home Impressions, LLC as Borrower and Wachovia Bank, N.A. as Lender and shall be considered a part thereof to the same extent as if written therein.

The Note shall bear interest from the date hereof at a rate per annum equal to the Monthly LIBOR Index plus Two Hundred Fifty (250) basis points.

     As used herein, the "Monthly LIBOR Index" shall mean a rate per annum equal to LIBOR (determined, in accordance with the paragraph below), adjusted for all applicable Costs (as hereinafter defined). The Monthly LIBOR index shall be adjusted on the first day of each calendar month and shall be further adjusted on and as of the effective date of changes in the Lender's Costs. As used herein, "Costs" shall mean any charges, fees or costs incurred by the Lender as the result of any changes in the laws, rules, regulations, or governmental requirements pertaining to LIBOR loans.

     As used herein, "LIBOR" shall mean the rate per annum (rounded upward to the next higher of 1/10,000 of 1%) for deposits of United States dollars with maturities of one month, that appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace 3750 of that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rate for U.
S. Dollar deposits), determined as of 11:00 a.m. London time, two (2) Business Days prior to the first day of each calendar month.

     As used herein, "Business Day" shall mean a day on which dealings in United States dollar deposits are being carried out in the London interbank eurodollar market.

     Notwithstanding any provisions herein to the contrary, if the Lender should at anytime be unable to determine LIBOR, then the Monthly LIBOR Index shall be based on an interest rate selected by the Lender in good faith that approximates one month LIBOR taking into account rates in relevant markets. Such rate shall be in effect until the first day of the next calendar month on which LIBOR is determinable.

SECURITY AGREEMENT - COMMERCIAL

THIS SECURITY AGREEMENT - COMMERCIAL (this "Agreement") is made the 29th day of April, 2002 between Prime/Home Impressions, LLC, a North Carolina limited liability company having a principal address of 420 3rd Avenue NW, Hickory, North Carolina 28601 ("Debtor"), and WACHOVIA BATIK, N.A., a national bank having an address of 100 North Main Street, Winston-Salem, North Carolina 27150 ("Secured Party").


This Agreement is entered into in conjunction with certain financial accommodations provided by Secured Party to Debtor or to another party which are or will be to the direct interest and advantage of Debtor, the receipt and sufficiency of such value are hereby acknowledged, and with respect to all of the following personal property of Debtor, wherever located, and now owned or hereafter acquired, as defined, checked and filled in below (hereinafter referred to as the "Collateral"):

check all boxes) that apply:

[X] ACCOUNTS. Each and every account, chattel paper, general intangible and instrument, as those terms are defined in the UCC (as defined below), and all other rights of Debtor to the payment of money of every nature, type and description, whether now owing to Debtor or hereafter arising, and all monies and other proceeds (cash or non-cash), including, without limitation, the following: all accounts, accounts receivable, book debts, securities, instruments and chattel paper, books of account and records of Debtor, deposit account balances, notes, drafts, acceptances, rents, guest room receipts, payments under leases or sales of Equipment or Inventory (as defined below) and other forms of obligations now or hereafter received by or belonging or owing to Debtor for goods sold or leased and/or services rendered by it, and all of Debtor's rights in, to and under all purchase orders, instruments and other documents now or hereafter received by it evidencing obligations for and representing payment for goods sold or leased and/or services rendered, and all monies due or to become due to Debtor under all contracts for the sale or lease of goods and/or the performance of services by it, now in existence or hereafter arising, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; all contracts, leases, instruments, undertakings, documents or other agreements in or under which Debtor may now or hereafter have any right, title or interest; all customer lists, tax refunds due Debtor from any governmental agency; and any and all proceeds of any of the above;

[X] INVENTORY. All "inventory," as such term is defined in the UCC, now owned or hereafter acquired by Debtor, of every nature, type and description, wherever located, including, without limitation, all of Debtor's goods or personal property held for lease or sale or being processed for lease or sale, all raw materials, work in progress, finished goods, packaging materials, goods held for display or demonstration, goods on lease or consignment, returned and repossessed goods and all other materials or supplies used or consumed or to be used or consumed in Debtor's business or in the processing, packaging or shipping of the same, excluding any toxic, hazardous or radioactive material or any other material which may be disposed of lawfully only pursuant to a special permit or at a government approved facility, all documents including, without limitation, documents of title, warehouse receipts and bills of lading covering all or any portion of such inventory, and all customer lists; and any and all proceeds and products of any of the above;

[X] EQUIPMENT. All "equipment," as such term is defined in the UCC, now owned or hereafter acquired or leased by Debtor, including, without limitation, any equipment described on a schedule attached hereto, all tools and items of machinery and equipment of any kind, nature and description whether affixed to real property or not, as well as trucks and vehicles of every description, trailers, handling and delivery equipment, furnishings, leasehold improvements, fixtures and office furniture and all other tangible personal property of Debtor of every nature, type and description, and any and all additions to, substitutions for and replacements of or accessions to and property similar to any of the foregoing, wherever located, together with all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto and all fuel for any thereof; and any and all proceeds of any of the above;

[X] GENERAL INTANGIBLES. All "general intangibles," as such term is defined in the UCC, now owned or hereafter acquired by Debtor or in which Debtor now has or hereafter acquires any right, title or interest, including, without limitation,
(a) all of Debtor's choses in action, suits, actions, causes of action and claims of every kind and nature, whether at law or in equity, (b) all condemnation awards and insurance proceeds, (c) all tax refunds, rights and claims thereto and other payments from any local, state or federal government authority or agency, (d) all contract rights, licenses, permits, zoning approvals, rights, agreements and all other private or governmental documents of every kind or character whatsoever and (e) all customer lists, servicing rights, patents and patent rights (whether or not registered), licenses, permits, certificated and uncertificated securities, investment property, trade marks, service marks, trade names, logos, copyrights, computer programs and software, goodwill; and any and all proceeds of any of the above;

[X]  INSTRUMENTS           [X]  DOCUMENTS          [X]  LETTER-OF-CREDIT RIGHTS

[X]  DEPOSIT ACCOUNTS      [X]  CHATTEL PAPER      [X]  INVESTMENT PROPERTY

[ ]  OTHER

and, to the extent not listed above as original collateral, proceeds and products of all of the foregoing.

Any term used in the Uniform Commercial Code of the State of North Carolina (the "UCC") and not defined in this Agreement has the meaning given such term as defined in the UCC in effect on the date hereof or as it may be amended from time to time.

1. OBLIGATIONS SECURED.

         The security interest hereby granted is to secure the payment to Secured Party and the performance of all indebtedness, liabilities and obligations of Debtor to Secured Party whatsoever, whether direct, indirect, absolute or contingent, joint or several, as maker, endorser, guarantor, surety, account party, swap counterparty or otherwise, including (i) all of Debtor's present or future obligations to Secured Party, (ii) all amounts now or in the future owed by Debtor to Secured Party, (iii) the repayment of (a) any amounts that Secured Party may advance or spend for the maintenance or preservation of the Collateral and (b) any other expenditures that Secured Party may make under the provisions of this Agreement or for the benefit of Debtor, (iv) all amounts owed under any modifications, extensions or renewals of any of the foregoing obligations, (v) all sums arising under any ISDA Master Agreement now or hereafter executed between Debtor and Secured Party and any related schedules and confirmations thereto, and (vi) all costs, expenses and reasonable attorneys' fees incurred by Secured Party in connection with the collection of any of the foregoing or in the protection or enforcement of Secured Party's rights or remedies hereunder (hereinafter collectively referred to as the "Obligations"), provided, however, that the security interest hereby granted shall not include (a) consumer credit as defined in Federal Reserve Board Regulation Z and either subject to the disclosure requirements of Federal Reserve Board Regulation Z or state consumer protection laws or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured.

2. GRANT OF SECURITY INTEREST.

         Debtor hereby grants a security interest in the Collateral to Secured Party to secure the payment and performance of the Obligations.

3. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party (which representations and warranties shall be deemed to be renewed as of the date of each renewal or extension of credit under any Obligation) as follows:

(a) Debtor now owns and possesses (or will use the proceeds of the loan advances secured hereby to become the owner and take possession of) the Collateral, except where expressly otherwise provided by this Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(b) Debtor has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge, except as created by this Agreement.

(c) Debtor will cooperate with Secured Party in obtaining control of Collateral consisting of Deposit Accounts, Investment Property and Letter-of-credit rights.

(d) If Debtor is an individual, Debtor's (i) principal residence is located in _______ and (ii) exact legal name is as set forth in the first paragraph of this Agreement. If Debtor is an organization, Debtor's (i) chief executive office is located in the the State of North Carolina; (ii) state of organization is the the State of North Carolina; and (iii) exact legal name is as set forth in the first paragraph of this Agreement.

(e) The following is a list of any and all names used by Debtor during all or any part of the five year period preceding the date of this Agreement:_________.

(f) The following is a list of all business addresses used by Debtor during all or part of any of the five (5) year period preceding the date of this Agreement:__________________.

(g) The records relating to the Collateral will be located at the address set forth in the first paragraph of this Agreement unless a different address is hereby specified:____________.

(h) The Collateral will be located at the address set forth in the first paragraph of this Agreement unless a different address is hereby specified:________________-.

(i) All or a part of the Collateral is or will be attached to real estate described as ____________ and its record owner is ____________ (if more than one record owner, all must be shown). Notwithstanding the above, and regardless of the manner of the affixation, the Collateral shall remain personal property and will not become part of the real estate.

(j) No financing statement covering the Collateral or any proceeds thereof is on file in any public office except those in favor of Secured Party.

(k) The Accounts hereby assigned are bona fide and correct in amount, and there are no set-offs, counterclaims or defenses of any kind thereto, except as may have been disclosed to Secured Party in writing.

(1) The Collateral is not and shall not be used for personal, family, household or farming use.

(m) Debtor has delivered or will deliver to Secured Party all documents of title evidencing Inventory, including, but not limited to, bills of lading, dock warrants, dock receipts and warehouse receipts.

4. COVENANTS. Until the Obligations are paid and/or performed in full and Secured Party is no longer obligated to extend additional extensions of credit or financial accommodations on the Obligations, Debtor agrees:

(a) To promptly pay, without offset or deduction, any amount due under any Obligation, whether principal, interest, late charges or otherwise, even if the Collateral is lost, damaged, or destroyed. To the extent Debtor uses the proceeds of any credit secured hereby to purchase Collateral, Debtor's repayment of the Obligations shall apply on a "first-in-first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

(b) To pay when due all taxes, licenses, repair bills and other assessments and public or private charges and to forward to Secured Party upon request evidence of such payments.

(c) To maintain insurance on the Collateral in amounts at least equal to the fair market value of the Collateral and against casualty, public liability and property damage risks and such other risks as Secured Party may request. All insurance shall be with reputable companies with a Best Insurance Report Rating of B+ or better, and Debtor or will pay all premiums for insurance when due. Unless and until requested by Secured Party, Debtor shall not be required to name Secured Party as additional insured in such policy or to provide Secured Party a copy of the policy for or certificate evidencing such insurance, but when and if requested by Secured Party, Debtor shall immediately (but no later than five (5) calendar days) (i) cause all policies of such insurance to specify that Secured Party is an additional insured as its interests may appear and to provide that such insurance shall not be cancellable by Debtor or the insurer without at least thirty (30) days' advance written notice to Secured Party and that proceeds are payable to Secured Party regardless of any act or omission of Debtor which would otherwise result in a denial of a claim; and (ii) deliver all policies or certificates thereof (with copies of such policies) to Secured Party. In the event any or all insurance hereinbefore provided for is cancelled, any returned premium thereon may be collected by Secured Party and applied by Secured Party to any part of the Obligations, whether matured or unmatured.


(d) To keep and maintain, at Debtor's own expense, satisfactory, complete and current records of the Collateral, including, but not limited to, a record of all shipments received, deliveries made, payments received, credits granted thereon and other dealings therewith; and to furnish such reports on Debtor and the Collateral to Secured Party as Secured Party may request from time to time.

(e) To keep the Collateral in good order and repair, at Debtor's expense. Debtor will not violate any federal, state or local law or regulation, including, without limitation, environmental laws and regulations, in the use, operation, manufacture or storage of the Collateral.

(f) To execute and deliver on demand such further assurances and to take such steps as may be necessary to perfect and maintain Secured Party's security interest in the Collateral (including, but not limited to, obtaining certificates of title showing Secured Party's lien and executing assignments and financing and continuation statements) and to preserve the priority of Secured Party's security interest and lien on the Collateral. Debtor will reimburse Secured Party for all expenses incurred in the filing of financing statements, obtaining such documents and perfecting its security interest in the Collateral.

(g) To pay promptly upon demand Secured Party's costs and expenses, including reasonable attorneys' fees, in connection with any litigation, claim, action or proceeding that may arise in connection with the collection, enforcement or protection of the Obligations or the Collateral.

(h) Not to: (i) make any sales or leases of the any of the Collateral, (ii) license any of the Collateral, (iii) grant any other security interest in any of the Collateral, (iv) permit any liens or security interests to attach to any of the Collateral except those created by this Agreement, (v) permit any of the Collateral to be levied upon or seized under any legal process, (vi) do or permit anything to be done that may impair the security intended to be afforded by this Agreement.

(i) Not to change the location of the Collateral or cause such Collateral to be moved, maintained or stored in any other location without giving Secured Party at least thirty (30) days' prior written notice, and Debtor will not move the Collateral from the state without prior written consent of Secured Party.

(j) To obtain, upon Secured Party's request, a waiver or disclaimer in favor of Secured Party and in a form satisfactory to Secured Party, signed by all persons owning or having an interest in real estate upon which all or part of the Collateral is or will be attached or used.

(k) To furnish Secured Party from time to time, upon request, with Debtor's then current financial statement in form and detail satisfactory to Secured Party, as well as such other financial information as Secured Party may request from time to time.

(l) To maintain its existence in good standing as may be from time to time required by applicable law. Debtor will not merge, consolidate or chance control, without prior written approval of Secured Party. Debtor shall not change its name, change its principal residence, change its chief executive office, change its status to an organization, change its state of organization, change its type of organization, or change its organizational identification number, as applicable, without giving Secured Party at least thirty (30) days' written notice. At the request of Secured Party, Debtor will qualify to do business and obtain all requisite licenses and permits in each state in which such qualification may be necessary in order to maintain any action to collect any Account.

(m) To permit Secured Party or its agent to enter upon Debtor's premises at any time and without hindrance or delay to inspect the Collateral and to inspect, audit, copy and make extracts from the books, records, journals, orders, receipts, correspondence, computer storage media or data related or pertaining thereto; and for the further security of Secured Party, it is agreed that Secured Party has a special property interest in all books and records of Debtor pertaining to Accounts. Secured Party shall also have the right at any time to make direct verification with any account debtors as concerns the Collateral. Debtor shall, at its own expense and cost, deliver any such books, account ledgers and records to Secured Party or any designated agent of Secured Party at any time upon request.

(n) To notify Secured Party immediately in the event that any Inventory purchased by or to be delivered to Debtor shall be evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title, and to deliver such document to Secured Party upon request. Debtor also agrees to deliver to Secured Party on demand all Collateral of which Secured Party is required to take possession in order to perfect its security interest therein, promptly upon the acquisition by Debtor of any interest in such Collateral after the date hereof.

(o) Not to compromise, modify or discount any Account, except for ordinary trade discounts or allowances for prompt payment, without the prior written consent of Secured Party.

(p) If any of the Accounts are or should become evidenced by promissory notes, trade acceptances or other instruments, to immediately notify Secured Party and upon request by Secured Party to deliver the same to Secured Party appropriately endorsed or assigned with recourse to Secured Party's order, and regardless of the form of such endorsement or assignment, Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

(q) Secured Party hereby authorizes Debtor to collect the Accounts, but Secured Party may, without cause or notice, curtail or terminate this authority at any time. Upon notice by Secured Party to Debtor, Debtor shall forthwith, upon receipt of all checks, drafts, cash and other remittances in payment of or on account of the Accounts, deposit the same in one or more special accounts maintained with Secured Party, over which Secured Party alone shall have the power of withdrawal. The remittance of the proceeds of such Accounts shall not, however, constitute payment or liquidation of such Accounts until Secured Party shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by Secured Party as security for the Obligations. These proceeds shall be deposited in precisely the form received, except for the endorsement of Debtor where necessary to permit collection of items, which endorsement Debtor agrees to make, and which endorsement Secured Party is also hereby authorized to make on behalf of Debtor. In the event Secured Party has notified Debtor to make deposits to a special account, pending such deposit, Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of Debtor but will hold them separate and apart therefrom, and upon an express trust for Secured Party until deposit thereof is made in the special account. Secured Party will from time to time apply the whole or any part of collateral funds on deposit in this special account against such Obligations secured hereby as Secured Party may in its discretion elect. At the sole election of Secured Party, any portion of said funds on deposit in the special account which Secured Party shall elect not to apply to such Obligations, shall be paid over by Secured Party to Debtor. Secured Party, or its agents, shall have the right at any time, whether or not an Event of Default (as defined below) shall have occurred (i) to notify any and all account debtors to make payment directly to Secured Party and otherwise to notify the account debtors of this assignment, (ii) to ask for, demand, collect, institute and maintain suits for, receive, compound, compromise and give acquittances for any and all sums owing, which are now or may hereafter become due upon said Accounts, and to enforce payment thereof either in its own name or in Debtor's name, (iii) to endorse the name of Debtor on checks, drafts or other items tendered or received in payment of said Accounts and (iv) to enter upon the premises of Debtor at any time for the purpose of reducing to possession the Collateral (including chattel paper) and all cash or non-cash proceeds thereof.

(r) Secured Party shall have the right at any time to apply the net proceeds of the Accounts whether or not an Event of Default shall have occurred under this Agreement, and the net proceeds of the sale or other disposition of any other Collateral upon the occurrence of an Event of Default under this Agreement, and any other proceeds arising under this Agreement, first, to any Obligation owed Secured Party under this Agreement and then the balance, if any, to other indebtedness of Debtor owed to Secured Party.

(s) If Debtor fails to perform any of Debtor's duties and obligations under this Agreement, Secured Party may, at its option, but without obligation, perform such duty or obligation and any cost, fees and expenses incurred by Secured Party in connection therewith shall be payable by Debtor on Secured Party's demand for same and until paid shall bear interest at the highest rate permitted by law. In connection therewith, Debtor hereby irrevocably designates, appoints and empowers Secured Party, at Debtor's cost and expense, to do in the name of Debtor any and all actions which Secured Party may deem necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of Debtor to do so and Debtor hereby agrees to indemnify and hold Secured Party harmless from any cost, damage, expense or liability arising against or incurred by Secured Party in connection therewith.

5. EVENTS OF DEFAULT. Any one of the following events will constitute an "Event of Default" under this Agreement:

(a) If any payment on any Obligation or hereunder is not paid when due, or if any payment of any other present or future debt, liability or obligation of Debtor, or any endorser, surety or guarantor of any Obligation (Debtor, or any endorser, surety or guarantor of any Obligation may be referred to generally as a "Party") to Secured Party is not paid when due.

(b) If any Party defaults under or breaches any covenant or provision of an Obligation or defaults under or breaches any covenant or provision of this Agreement or any other instrument or agreement delivered to Secured Party in connection with this Agreement or any other transaction or agreement with Secured Party; or if any Party makes a materially false or misleading statement to Secured Party.

(c) If any Collateral is lost, stolen, abandoned, destroyed, severely damaged, involved in a legal proceeding, sold, encumbered or transferred except as permitted by prior agreement with Secured Party.

(d) If any Party dissolves, merges, consolidates, changes control or ceases to be a going concern, or changes its name or state of organization or chief executive office or type or organization (if an organization), or its place of residence (if an individual), or changes from an individual to an organization without giving Secured Party at least thirty (30) days' written notice.

(e) If a petition or complaint in bankruptcy, for arrangement or reorganization or for relief under any insolvency law is fled by or against any Party, or if any Party admits an inability to pay such Party's debts as they mature.


(f) If any property of any Party is seized, attached or levied on, or if a receiver or custodian is appointed for any Party.

(g) If Secured Party in good faith believes that (i) the prospect of payment or performance is impaired, (ii) any Collateral is insecure or (iii) a material adverse change has occurred in any Party's financial condition.

(h) If any guaranty obtained in connection with an Obligation is terminated.

(i) If there shall occur a default under any lien or security interest affecting the Collateral, either superior or inferior to the security interests created by this Agreement.

6. REMEDIES. Upon the occurrence of an Event of Default, and in addition to any other rights or remedies provided by law or by contract or accorded to a secured party under the UCC, Secured Party may, without prior notice (unless otherwise provided below), exercise any of the following rights or remedies:

(a) Secured Party may refuse any further request for advances to Debtor and/or may declare all sums due under any of the Obligations immediately due and payable. If a note constituting any of the Obligations shall be a demand instrument, however, the recitation of the right of Secured Party to declare any and all of the Obligations to be immediately due and payable or the recitation of Events of Default shall not constitute an election by Secured Party to waive its right to demand payment under a demand at any time and in any event as Secured Party in its sole discretion may deem appropriate.

(b) Upon the occurrence of any Event of Default, Secured Party may take possession of the Collateral and exercise its rights hereunder without giving Debtor any opportunity for hearing to be held before Secured Party (whether through judicial process or otherwise) seizes, liquidates or disposes of the Collateral. DEBTOR DOES HEREBY EXPRESSLY AND VOLUNTARILY WAIVE ALL RIGHTS THAT DEBTOR HAS OR MAY HAVE AS TO A NOTICE AND TO A JUDICIAL HEARING PRIOR TO SEIZURE OF THE COLLATERAL BY SECURED PARTY. Secured Party may require and Debtor agrees upon demand to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, and/or Secured Party may enter any premises and take possession of the Collateral or any part thereof. Unless the Collateral is perishable or threatens to decline speedily in value or is of type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of time and place of any public sale thereof or the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid to Debtor at its above mentioned address, at least ten (10) days before the time of sale or disposition of the Collateral. Secured Party may apply cash proceeds from a sale or disposition first to the expenses of such sale or disposition or other enforcement measures, including reasonable attorneys' fees and legal expenses, and then to the Obligations in such order as to principal or interest as Secured Party may desire. Debtor will remain liable for and will pay to Secured Party any deficiency remaining after such application of proceeds. Secured Party may
(i) comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, (ii) sell the Collateral without giving any warranties as to the Collateral, and (iii) specifically disclaim any warranties of title or the like and in so doing any of the foregoing will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

(c) Secured Party may appropriate, set off and apply for the payment of any or all of the Obligations, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes or other items or proceeds of the Collateral in or coming into the possession of Secured Party or its agents and belonging or owing to Debtor, without notice to Debtor and in such manner as Secured Party may in its discretion determine.

(d) All payments received by Debtor under or in connection with any of the Collateral shall be segregated from other funds of Debtor, held in trust for Secured Party and promptly upon receipt turned over to Secured Party, duly endorsed to Secured Party, if required. Secured Party shall hold such payments as collateral security and apply them to the Obligations in such order as Secured Party may elect. Any balance of such payments remaining after payment in full of the Obligations shall be paid to Debtor or to whomever is lawfully entitled to receive such payments.

(e) Debtor shall pay to Secured Party, on demand, any and all costs and expenses, including all reasonable attorneys' fees, incurred or paid by Secured Party in protecting or enforcing its rights, powers and remedies hereunder or under any other agreement with any Party or any Obligation secured hereby or thereby or in any way connected with any proceeding or action, judicial or otherwise, by whomsoever initiated concerning the protection or enforcement thereof.

(f) All rights and remedies of Secured Party under any law, under this Agreement or under any agreement given in connection with this Agreement shall be cumulative and not exclusive and may be exercised successively or concurrently.

7. MISCELLANEOUS.

(a) Debtor agrees to execute and/or authorizes Secured Party to file one or more financing statements describing the Collateral. The financing statements may contain a generic collateral description that is broader that the Collateral. Debtor further authorizes Secured Party to file one or more financing statements describing any agricultural liens or other statutory liens held by Secured Party.

(b) No lawful act of commission or omission upon the part of Secured Party, or any delay in exercising its rights hereunder, shall in any way or at any time affect, impair or waive the rights of Secured Party to enforce any right, power or benefit hereunder. The provisions of this Agreement may be amended only by the written agreement of Secured Party and Debtor.

(c) Debtor hereby waives presentment, notice of dishonor and protest of all instruments relating to the Obligations or the Collateral and any notices and demands (except as expressly provided herein) whether or not relating to such instruments.

(d) Any notice or demand given hereunder shall be deemed to have been sufficiently given or served for all purposes by being deposited in the mail, postage prepaid, or transmitted by any other usual means of communication with postage or cost of transmission provided for, to Debtor and/or Secured Party at the addresses for each as mentioned above, but nothing herein shall be construed to invalidate any other form of communication actually received by the party to whom the same is directed.

(e) Upon the payment in full of all Obligations, Secured Party shall have no duty to release the Collateral nor to release Debtor from any duty or obligation hereunder unless a period of 95 days, beginning with the date of the last payment made by any Party who shall be so obligated or shall elect to pay, as the case may be, shall elapse during which period no petition in bankruptcy shall be filed by or against any Party. In the event any Obligation secured hereby is paid by Debtor, or any maker, endorser or guarantor of the Obligations and because of bankruptcy or other law relating to creditor's rights, such payment is deemed to constitute a preference, Debtor agrees to remain liable hereunder if Secured Party is compelled to repay any such Obligation or any part thereof to any trustee, receiver, custodian or otherwise.

(f) This Agreement shall bind and inure to the benefit of the heirs, legatees, executors, administrators and assigns of Secured Party and shall bind all persons who become bound as a debtor to this security agreement. Nothing herein shall authorize Debtor to assign this Agreement or its rights in and to the Collateral.

(g) Debtor shall protect, indemnify and save harmless Secured Party from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by, or asserted against, Secured Party on account of (i) any failure or alleged failure of Debtor to comply with any of the terms or representations in this Agreement, (ii) any claim or loss or damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof or (iii) any failure or alleged failure of Debtor to comply with any law, rule or regulation regarding the use, occupancy or operation of the Collateral, provided that such indemnity shall be effective only to the extent of any loss, cost or damage that may be sustained by Secured Party in excess of any net proceeds received by it from any insurance (other than self insurance) carried with respect to such loss. Nothing contained herein shall require Debtor to indemnify Secured Party for any claim or liability resulting from its gross negligence or its willful and wrongful acts. The covenants in this Paragraph shall survive payment of the Obligations. The indemnity provided for herein shall extend to the officers, directors, employees and duly authorized agents of Secured Party.

(h) Nothing in this Agreement shall be construed to impose any obligation upon Secured Party to expend funds or to extend or continue any credit whatsoever to Debtor or Obligor or to take any other discretionary act herein permitted, except to the extent that Secured Party may from time to time obligate itself to do so in writing, and Secured Party shall have no liability or obligation for any delay or failure to take any discretionary act.

(i) If any Obligation secured hereby concerns a guarantor or other indirect or contingent obligation related to another party, Debtor represents to Secured Party that Secured Party will have no duty or obligation to investigate such party's financial affairs for the benefit of Debtor or to advise Debtor of any fact respecting, or of any change in, such other party's financial condition or affairs which might come to Secured Party's attention.

(j) The rights, powers, and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of statute, rule of law, any documents executed in conjunction with any agreement or instrument evidencing or securing the Obligations or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral. (k) This Agreement shall be governed by the laws of the State of North Carolina except to the extent that the UCC provides for the application of other law with respect to the Collateral.

IN WITNESS WHEREOF, Debtor has caused this Agreement to be signed under seal as of the day and year first above written.

                                    Prime/Home Impressions, LLC


                                           /s/ Robert W. Lackey, Sr.      (SEAL)
                                    --------------------------------------
                                    By:    Robert W. Lackey, Sr.
                                    Title: Group A Manager


                                           /s/ Neall W. Humphrey          (SEAL)
                                    --------------------------------------
                                    By:    Neall W. Humphrey
                                    Title: Group B Manager

GUARANTY AGREEMENT


WHEREAS. the undersigned has requested Wachovia Bank, N.A. (herein the "Lender") to extend credit or make certain financial accommodations to Prime/Home Impressions. LLC (herein called the "Borrower") or to renew or extend, in whole or in part, existing indebtedness or financial accommodations of the Borrower to the Lender, and the Lender has extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this guaranty;

NOW, THEREFORE, in consideration of such credit extended or renewed and/or to be extended or renewed or such financial accommodations made or to be made in its discretion by the Lender to the Borrower (whether to the same, greater or lesser extent than any limit, if applicable, of this guaranty), in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned hereby unconditionally guarantees to the Lender and its successors, endorsees, transferees and assigns, the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter of (a) all debts, liabilities and obligations whatsoever of the Borrower to the Lender, now existing or hereafter coming into existence, whether joint or several, whether created directly or acquired by endorsement, assignment or otherwise, whether absolute or contingent, secured or unsecured, due or not due, including but not being limited to notes, checks, drafts, credits, advances, obligations to reimburse draws against letters of credit, and all sums arising under any ISDA Master Agreement now or hereafter executed between the Borrower and the Lender and any related schedules and confirmations thereto; (b) accrued but unpaid interest on such debts, liabilities and obligations, whether accruing before or after any maturity(ies) thereof; and (c) all expenses, including reasonable attorneys' fees and expenses of legal counsel incurred by Lender if any such debts, liabilities or obligations of the Borrower are collected, or the liability of the undersigned hereunder enforced, by or through any attorney at law (all of (a), (b) and (c) being hereinafter referred to as the "Obligations"). References herein to Borrower shall be deemed to include any successor corporations to Borrower, if Borrower is a corporation, or any reconstituted partnerships of Borrower, if Borrower is a partnership.

The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; the Borrower may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the death, termination of existence, bankruptcy, incapacity, lack of authority nor disability of the Borrower or any one or more of the guarantors, including any of the undersigned, shall affect the continuing obligation of any other guarantor, including any of the undersigned, and that no claim need be asserted against the personal representative, guardian,







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

custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor; any deposit balance to the credit of the Borrower or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and the Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of the Borrower or any of the undersigned, or any liability of any other person primarily or secondarily liable on any of the Obligations, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

Without limiting any of the foregoing, in the event of incompetency, or dissolution of the Borrower, or should the Borrower become insolvent (as defined by the Uniform Commercial Code (as the same may be amended from time to time, (the "Code")) in effect for the State of North Carolina (hereinafter referred to as the "Governing Jurisdiction"), or if a petition in bankruptcy be filed by or against the Borrower, or if a receiver be appointed for any part of the property or assets of the Borrower, or if any final judgment for money damages be entered against the Borrower in a court of competent jurisdiction and remain unsatisfied for a period of thirty (30) days or more, or if the Lender shall deem itself insecure with respect to the Obligations and whether or not such event occurs at a time when any of such Obligations are otherwise due and payable, the undersigned agrees to pay to the Lender upon demand the full amount which would be payable hereunder by the undersigned if all such Obligations were then due and payable.

The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to the Borrower; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of the Obligations to the Lender; (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness in dealing with any security for the Obligations; (g) any duty or obligation on the part of the Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or action to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation on the Lender to proceed to collect the Obligations from, or to commence an action against, the Borrower, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person, despite any notice or request of the undersigned to do so; (i) to the fullest extent not prohibited by law, the right to receive notification of disposition of any collateral granted by Borrower, the undersigned, or any other person as security for any of the Obligations; (j) to the extent not prohibited by law, the right to assert any of the. benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action; (k) all other notices to which the undersigned might otherwise be entitled; (l) demand for payment under this guaranty; (m) any rights of the undersigned pursuant to North Carolina General Statutes Section 26-7 or any similar or subsequent law.

This is a guaranty of payment and not of collection. The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interests or liens available to the Lender, its successors, endorsees or assigns. The Lender may accept any payment(s), plan for adjustment of debts, plan for reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower or any other guarantor without in any way affecting or discharging the liability of the undersigned hereunder. If the Obligations are partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the event that any payment received by Lender on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors. The undersigned agrees to furnish promptly to the Lender annual financial statements and such other current financial information as the Lender may reasonably request from time to time.

The undersigned expressly represents and acknowledges that loans and other financial accommodations by the Lender to the Borrower are and will be to the direct interest and advantage of the undersigned.

The Lender may, without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Obligations as it has not sold, assigned or transferred.

No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise of any other right or remedy.

For the purpose of this guaranty, the Obligations shall include all debts, liabilities and obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the undersigned hereunder. Without limiting the generality of the foregoing, if the Borrower is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Obligations purporting to be made in behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officer or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether or not correctly and legally chartered and organized.

To the extent not prohibited by law, the undersigned hereby grants to the Lender a security interest in and security title to and hereby assigns, pledges, transfers and conveys to Lender (i) all property of the undersigned now or hereafter in the possession or control of the Lender (exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent), including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements therefor and (ii) any of the undersigned's deposit accounts (as such term is defined in the Uniform Commercial Code of the State of North Carolina, as the same may be amended from time to time) held by Lender, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the undersigned with the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, whether or not due, except for other indebtedness, obligations and liabilities owing to Lender that constitute (a) consumer credit as defined in Federal Reserve Board Regulation Z and is either subject to the disclosure requirements of Federal Reserve Board Regulation Z or state consumer protection laws or (b) non-consumer credit if under applicable state law the maximum interest rate for such credit is reduced when secured.

Any amount received by the Lender from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as the Lender may from time to time elect.

This guaranty shall bind and inure to the benefit of the Lender, its successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, their heirs, executors, administrators, successors and assigns. If more than one person shall execute this guaranty or a similar, contemporaneous guaranty, the term "undersigned," shall mean, as used herein, all parties executing this guaranty and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other and with the Borrower, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the undersigned. This guaranty contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

This guaranty shall be deemed accepted by Lender in the Governing Jurisdiction. The parties agree that this guaranty shall be deemed, made, delivered, performed and accepted by Lender in the Governing Jurisdiction and shall be governed by the laws of the Governing Jurisdiction. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

The undersigned (a) submits to personal jurisdiction in the Governing Jurisdiction, the courts thereof and any United States District Court sitting therein, for the enforcement of this guaranty, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the Governing Jurisdiction, for the purpose of litigation to enforce this guaranty, and (c) agrees that service of process may be made upon the undersigned by first class postage prepaid mail, addressed to the undersigned at the latest address of the undersigned known to the Lender (or at such other address as the undersigned may specify for the purpose by notice to the Lender). Nothing herein contained, however, shall prevent the Lender from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

Guarantor acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Obligations and thereafter may destroy the original documents. Guarantor does hereby agree that any document so reproduced shall be and remain the binding obligation of Guarantor, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

This guaranty shall remain in full force and effect as to each of the undersigned unless and until terminated as to one or more of the undersigned by notice to that effect actually received by the Lender, by registered mail, addressed to Lender at 100 North Main Street, Winston-Salem, North Carolina 27101, but no such notice shall affect or impair the liabilities hereunder of such of the undersigned who gives or on whose behalf is given any such notice for the Obligations existing at the date of receipt by the Lender of such notice, any renewals, modifications, or extensions thereof (whether made before or after such notice is received), any interest thereon, or any costs or expenses, including without limitation, attorneys' fees incurred in the collection thereof or any future advances made by Lender to Borrower as required or permitted pursuant to the terms of the instruments, documents or agreements evidencing or providing for the Obligations. Any such notice of termination by or on behalf of any of the undersigned shall affect only that person and shall not affect or impair the liabilities and obligations hereunder of any other person.

The undersigned hereby expressly waives, for Lender's benefit and the benefit of the Borrower and any other guarantor, maker or endorser of the Obligations, any and all claims or actions against the Borrower, any other guarantor, maker or endorser of the Obligations and any and all rights of recourse against any property or assets of the Borrower, any other guarantor, maker or endorser of the Obligations (including without limitation any security for the Obligations) arising out of or related to any payment made by the undersigned under this guaranty, including, without limitation, any claim of the undersigned for subrogation, reimbursement, exoneration, contribution or indemnity that the undersigned may have against the Borrower, any other guarantor, maker or endorser of the Obligations and any benefit of, and any other right to participate in, any security for the Obligations or any guaranty of the

Obligations now or hereafter held by Lender. The waiver contained in this paragraph shall continue and survive after the termination of this guaranty and the payment of the Obligations.

The terms and provisions of any addendum attached hereto are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this guaranty under seal this 29th day of April, 2002.


                                      TRADE SOURCE INTERNATIONAL, INC.



                                           /s/ James R. Ridings
                                      ------------------------------------------
                                      By:      James R. Ridings
                                      Title:   President







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